Colonial Select VALUE Fund    Annual Report
October 31, 1998

                          Not FDIC       May Lose Value
                          Insured        No Bank Guarantee

                    Colonial Select Value Fund Highlights
                    November 1, 1997 -- October 31, 1998

Investment Objective: Colonial Select Value Fund seeks long-term growth by investing primarily in middle-capitalization equities.

Portfolio Manager Commentary: "U.S. stock prices became increasingly volatile during the period, as a variety of external factors periodically fueled fears of recession and decelerating earnings growth in the U.S. While the 'flight to quality' throughout the period favored large-cap stocks, the Fund was able to achieve strong performance relative to the mid-cap market and the majority of funds in its peer group." (1)

                                           - James Haynie and Michael Rega

                   Colonial Select Value Fund Performance

                                             Class A    Class B    Class C
Inception Dates                               1949      6/8/92     8/1/97

12-month distributions declared per share    $1.850     $1.850     $1.850
-------------------------------------------------------------------------
12-month total returns, assuming               7.95%      7.10%      7.17%
 reinvestment of all distributions
 and no sales charge or contingent
 deferred sales charge (CDSC)
-------------------------------------------------------------------------
Net asset value per share on 10/31/98        $20.17     $19.57     $20.00


Top Five Holdings (2)                    Top Five Sectors (2,3)
(as of 10/31/98)                         (as of 10/31/98)
----------------------------------       -------------------------------

1.  Kroger Corp.              3.3%       1.  Financials             15.4%
2.  Costco Cos., Inc.         2.9%       2.  Consumer Cyclicals     14.8%
3.  Lincare Holdings, Inc.    2.5%       3.  Technology             13.4%
4.  SunAmerica, Inc.          2.5%       4.  Health Care            10.4%
5.  Fred Meyer Inc.           2.4%       5.  Utilities               8.8%


<F1>  Lipper Analytical Services, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The total return calculated for the Mid-cap Funds peer group was negative 2.77% for the 12 months ended October 31, 1998. The Fund's class A shares had a total return of 7.95% and was ranked in the first quintile (31 out of 299 funds) for the one-year period, in the first quintile (4 out of 99) for the five-year period, and in the second quintile (10 out of 38 funds) for the 10-year period. Being ranked in the 1st quintile indicates that the funds total return for the period was ranked in the top 20 percentile of its peer group. The Fund's benchmark index, the S&P 400, had a total return of 6.71% for the 12-month period ended October 31, 1998.
<F2>  Holdings and sector breakdowns are calculated as a percent of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these sectors in the future.
<F3>  Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process.

                             President's Message
                             to Fund Shareholders

In June 1998, Harold Cogger retired as president of Colonial Select Value Fund. I would like to take this opportunity to thank him for his guidance over the past few years and wish him well. As the new president of the Fund, I am pleased to present your Fund's annual report for the 12-month period ended October 31, 1998.

Over the past 12 months, a variety of global events contributed toward higher levels of volatility in stock markets throughout the world, including the U.S. Early in the period, turmoil in Southeast Asia and the subsequent concern over a global economic slowdown created an investment environment of uncertainty. In a search for stability, investors worldwide gravitated toward stocks of large, well-known blue-chip companies. This "flight to quality," in combination with favorable conditions of slow, steady economic growth, helped push the Standard & Poor's 500 Index to a record high in July 1998. That same month, however, a monetary and political crisis in Russia and continued concerns about Asia set the stage for a dramatic correction in U.S. stock prices. Both large- and mid-cap stocks ended the period on a positive note, as two short-term rate cuts by the Federal Reserve helped reduce fears of a U.S. recession and its potential impact on corporate earnings.

It was another very challenging period for stock fund managers. In a pattern that has repeated itself in 1997 and most of 1998, strong U.S. equity market performance was led by stocks of only a handful of large, well-established U.S. companies. This type of "narrow" market performance made it extremely difficult for equity fund managers to maintain proper diversification and still outperform the market. Colonial Select Value Fund performed admirably during the period, outperforming its benchmark index, as well as the majority of funds in its peer group.

The following report will provide you with more specific information about your Fund's performance and the companies in which it has invested. Thank you for choosing Colonial Select Value Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson
Stephen E. Gibson
President
December 11, 1998

Because market and economic conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

                         Portfolio Management Report

James Haynie and Michael Rega co-manage Colonial Select Value Fund and are vice presidents of Colonial Management Associates, Inc. The following is a discussion of the Fund's performance for the 12-month period ended October 31, 1998.

Volatility and narrow market performance created a challenging environment Volatility became the norm during the period, as a variety of global events caused U.S. equities to experience dramatic positive and negative price swings. Financial and economic turmoil in the developing regions of Southeast Asia, Latin America and Russia had a ripple effect in the U.S., impacting our financial markets and the economy as a whole. As economic turmoil increased abroad, equity investors worldwide sought refuge in the stocks of large, well-established U.S. companies. A relatively small group of blue-chip stocks pushed the Standard & Poor's 500 Index to a record high in July 1998, but the prolonged rally came to an abrupt end when Russia experienced serious political and financial problems. While mid-cap stocks, as measured by the Standard & Poor's 400 Index, gained an impressive 19.17% during the first half of the period, they had a negative return of 10.46% over the second half and a 6.71% return for the entire
12-month period.

Colonial Select Value Fund performed favorably within its competitive universe, finishing in the top quintile of its Lipper peer group. For the 12 months ended October 31, 1998, the Fund earned a 7.95% total return for Class A shares, based on net asset value.

Individual stock selection and broad sector diversification drives returns The Fund's favorable performance can be attributed to individual stock selection within a variety of sectors. Colonial's investment approach promotes broad sector diversification, a strategy designed to reduce risk and produce more consistent returns over time. Within each sector, we search for quality companies that first, appear attractively priced relative to their industry peers, and second, offer strong future growth potential.

One stock that has performed quite well for the Fund is Kroger (3.3% of the Fund's total net assets), a company we started buying in early to mid fall of 1997. Kroger is a grocery store chain that has coverage predominantly in the Midwest and East Coast. Their success is a result of their ability to execute their core strategy -- to be the dominant provider in select markets while avoiding expansion into competitive areas. The company recently announced a merger with Fred Meyer (2.4% of the Fund's total net assets), another top holding of the Fund. Together, Kroger and Fred Meyer will represent the largest grocer in the U.S. The two companies appear to be a good fit, overlapping in just one market. Kroger's stock price increased 70.11% during the period, while Fred Meyer's stock price increased 86.87%.

Lincare Holdings (2.5% of the Fund's total net assets), has been another strong performer. As a provider of home oxygen therapy, Lincare has become a dominant player, gathering market share in a very fragmented, small-business oriented market. As sometimes happens in government-involved businesses, industry revenues decreased based on a reduction in Medicare and Medicaid reimbursement rates. While on the surface, the payment reduction hurt near-term earnings estimates, it did not affect the growth curve of the industry. While lower reimbursements affected companies industry wide, it made the smaller "mom and pop" centers marginally profitable. Through strategic acquisitions, Lincare has been able to increase its role as an industry leader, grow its revenues, and better manage its expenses over a larger asset base. Over the past 12 months, the stock's price increased 48.95%.

While we are committed to maintaining a broadly diversified portfolio and avoiding large sector bets, adjustments to our weightings in various sectors also helped the Fund's performance during the period. Increasing our weighting in the financial and utilities sectors during the period had a positive impact on the Fund.

In the financial sector, volatility and occasional periods of weakness presented the Fund with a number of new opportunities. A good deal of risk has been painted across the financial sector, particularly in stocks of companies that have hedge fund and emerging markets exposure. Avoiding these pitfalls, we focused our attention on industries that continue to offer earnings power and the potential for further industry consolidation. One example would be niches in a specialty insurance area, such as title insurance.

Earlier in the period, we were slightly underweighted in utilities, a sector that had been underperforming the market. After slowly building our utilities holdings in the first half of the year, the strategy paid off. During the dramatic market correction that took place in July 1998, utilities weathered the storm better than a number of other sectors.

Continued uncertainty promotes market volatility

In the near term, we expect to see continued volatility in a market driven by uncertainty about the direction of the economy and future corporate earnings. We believe that the long-term outlook for mid caps is favorable. Mid-cap stock prices have a very good base from which to move upward, as valuations relative to large-cap stocks are the lowest we've seen in 20 years. We still appear to be in the very late stages of the economic growth cycle, with expectations favoring slowing growth before the next uptick in the economy.

While low valuations are a real positive for mid-cap stocks, there are no clear signs of strong economic growth -- an environment that is necessary for a steady advance in mid-cap stock prices. During this economic climate, the Fund has continued to experience positive gains. However, the fact remains that in a slowing economy, investors typically flock to large-cap stocks. Whether the economy simply continues at a very slow pace or drifts into a recession remains to be seen. In either scenario, once investors feel confident that the slowing period has come to an end, the scenario for mid-cap stocks should become increasingly favorable.

              Colonial Select Value Fund Investment Performance
                 vs. The Standard & Poor's Midcap 400 Index
             Change in Value of $10,000 from 10/31/88 - 10/31/98
                   Based on NAV and POP for Class A Shares

                           Colonial Select    Colonial Select    S&P 400 MNTH
                              Pre-Load           Post-Load
                           ---------------    ---------------    ------------

Oct 31, 88                    10,000             10,000             10,000
Nov 30, 88                     9,829              9,264              9,805
Dec 31, 88                    10,067              9,488             10,201
Jan 31, 89                    10,700             10,085             10,896
Feb 28, 89                    10,629             10,016             10,931
Mar 31, 89                    10,911             10,283             11,174
Apr 30, 89                    11,456             10,797             11,779
May 31, 89                    11,966             11,278             12,348
Jun 30, 89                    11,817             11,138             12,292
Ju1 31, 89                    12,823             12,086             13,023
Aug 31, 89                    13,152             12,296             13,485
Sep 30, 89                    13,143             12,387             13,635
Oct 31, 89                    12,720             11,988             13,061
Nov 30, 89                    12,955             12,210             13,349
Dec 31, 89                    13,030             12,281             13,826
Jan 31, 90                    11,990             11,301             12,657
Feb 28, 90                    12,179             11,479             13,112
Mar 31, 90                    12,610             11,885             13,395
Apr 30, 90                    12,242             11,538             12,875
May 31, 90                    13,408             12,637             14,132
Jun 30, 90                    13,403             12,632             14,190
Ju1 31, 90                    13,197             12,438             13,865
Aug 31, 90                    11,715             11,042             12,428
Sep 30, 90                    10,763             10,144             11,668
Oct 31, 90                    10,417              9,818             11,311
Nov 30, 90                    11,261             10,613             12,399
Dec 31, 90                    11,641             10,971             13,119
Jan 31, 91                    12,559             11,837             14,155
Feb 28, 91                    13,532             12,754             15,426
Mar 31, 91                    13,991             13,186             16,130
Apr 30, 91                    13,860             13,063             16,126
May 31, 91                    14,439             13,609             16,869
Jun 30, 91                    13,725             12,935             16,012
Ju1 31, 91                    14,353             13,528             16,975
Aug 31, 91                    14,783             13,933             17,593
Sep 30, 91                    14,695             13,860             17,536
Oct 31, 91                    14,783             13,933             18,489
Nov 30, 91                    14,165             13,351             17,609
Dec 31, 91                    15,609             14,712             19,691
Jan 31, 92                    15,887             14,974             20,039
Feb 29, 92                    16,165             15,236             20,358
Mar 31, 92                    15,843             14,932             19,591
Apr 30, 92                    15,732             14,827             19,357
May 31, 92                    15,798             14,890             19,541
Jun 30, 92                    15,079             14,212             18,983
Ju1 31, 92                    15,900             14,986             19,925
Aug 31, 92                    15,472             14,582             19,449
Sep 30, 92                    15,588             14,691             19,721
Oct 31, 92                    16,004             15,084             20,193
Nov 30, 92                    16,895             15,924             21,321
Dec 31, 92                    17,325             16,329             22,037
Jan 31, 93                    17,880             16,852             22,312
Feb 28, 93                    17,707             16,689             22,000
Mar 31, 93                    18,102             17,061             22,760
Apr 30, 93                    17,202             16,213             22,164
May 31, 93                    17,794             16,771             23,174
Jun 30, 93                    17,825             16,800             23,290
Ju1 31, 93                    17,924             16,893             23,245
Aug 31, 93                    18,567             17,499             24,205
Sep 30, 93                    18,777             17,697             24,461
Oct 31, 93                    18,851             17,767             24,541
Nov 30, 93                    18,530             17,464             23,998
Dec 31, 93                    19,055             17,960             25,112
Jan 31, 94                    19,882             18,739             25,696
Feb 28, 94                    19,620             18,492             25,331
Mar 31, 94                    18,663             17,609             24,158
Apr 30, 94                    18,863             17,778             24,338
May 31, 94                    18,904             17,817             24,107
Jun 30, 94                    18,352             17,297             23,277
Ju1 31, 94                    18,808             17,727             24,065
Aug 31, 94                    19,582             18,456             25,326
Sep 30, 94                    19,043             17,948             24,853
Oct 31, 94                    19,375             18,261             25,125
Nov 30, 94                    18,352             17,297             23,992
Dec 31, 94                    18,548             17,482             24,212
Jan 31, 95                    18,533             17,467             24,464
Feb 28, 95                    19,544             18,420             25,747
Mar 31, 95                    20,279             19,113             26,170
Apr 30, 95                    20,693             19,503             26,720
May 31, 95                    21,688             20,441             27,365
Jun 30, 95                    22,587             21,289             28,479
Ju1 31, 95                    23,744             22,378             29,958
Aug 31, 95                    24,098             22,713             30,519
Sep 30, 95                    25,008             23,570             31,258
Oct 31, 95                    24,885             23,454             30,454
Nov 30, 95                    25,486             24,020             31,784
Dec 31, 95                    25,596             24,125             31,705
Jan 31, 96                    26,199             24,692             32,165
Feb 29, 96                    27,052             25,496             33,257
Mar 31, 96                    27,386             25,812             33,657
Apr 30, 96                    28,440             26,805             34,685
May 31, 96                    29,260             27,578             35,154
Jun 30, 96                    28,942             27,278             34,626
Ju1 31, 96                    27,604             26,017             32,282
Aug 31, 96                    28,273             26,647             34,146
Sep 30, 96                    30,197             28,461             35,634
Oct 31, 96                    30,180             28,445             35,738
Nov 30, 96                    31,418             29,612             37,751
Dec 31, 96                    30,835             29,062             37,793
Jan 31, 97                    31,934             30,098             39,210
Feb 28, 97                    32,142             30,294             38,889
Mar 31, 97                    30,171             28,437             37,231
Apr 30, 97                    30,892             29,115             38,197
May 31, 97                    33,317             31,402             41,537
Jun 30, 97                    34,625             33,634             42,720
Ju1 31, 97                    37,639             35,474             46,931
Aug 31, 97                    36,880             34,760             46,874
Sep 30, 97                    39,363             37,100             49,569
Oct 31, 97                    38,719             36,492             47,412
Nov 30, 97                    39,799             37,511             48,115
Dec 31, 97                    41,072             38,711             49,982
Jan 31, 98                    41,155             38,789             49,031
Feb 28, 98                    44,927             42,343             53,093
Mar 31, 98                    46,895             44,199             55,487
Apr 30, 98                    47,246             44,531             56,500
May 31, 98                    45,652             43,027             53,959
Jun 30, 98                    46,502             43,828             54,297
Ju1 31, 98                    44,367             41,816             52,193
Aug 31, 98                    37,052             34,922             42,477
Sep 30, 98                    39,228             36,972             46,442
Oct 31, 98                    41,798             39,394             50,593


                       Growth of a $10,000 Investment
                       Made on 10/31/88 as of 10/31/98

         Class A Shares        Class B Shares        Class C Shares
         NAV        POP        NAV     w/CDSC        NAV     w/CDSC
--------------------------------------------------------------------------

       $41,798    $39,394    $39,852   $39,852      $41,453  $41,453

                        Average Annual Total Returns
                               As of 10/31/98

               Class A Shares        Class B Shares        Class C Shares
               NAV        POP        NAV     w/CDSC        NAV     w/CDSC
                   1949                  6/8/92                8/1/97
--------------------------------------------------------------------------

1 year        7.95%      1.74%      7.10%      2.21%      7.17%      6.19%
5 years      17.26      15.88      16.39      16.17      17.07      17.07
10 years     15.38      14.69      14.83      14.83      15.28      15.28


Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. The CDSC returns reflect charges of 5% for one year and 2% for five years for Class B shares, and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B and C share (newer class shares) performance includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception dates of newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g. Rule 12b-1 fees) between Class A shares and the newer class. Had the expense differential been reflected, the returns for periods prior to the inception date of the newer class shares would have been lower.

The Standard & Poor's Midcap 400 Index is an unmanaged index that tracks the performance of middle-capitalization U.S. stocks. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest in an index.

                            INVESTMENT PORTFOLIO
                       OCTOBER 31, 1998 (IN THOUSANDS)

COMMON STOCKS - 89.7%                                    SHARES      VALUE
---------------------------------------------------------------------------

CONSTRUCTION - 0.9%
  Building Construction
  Centex Corp.                                             174     $  5,829
                                                                   --------
---------------------------------------------------------------------------

FINANCE, INSURANCE & REAL ESTATE - 15.8%
  Depository Institutions - 9.7%
  AmSouth Bancorporation                                   101        4,050
  Associated Banc-Corp.                                    115        4,039
  City National Corp.                                      187        6,379
  Community First Bankshares, Inc.                         163        3,240
  Cullen/Frost Bankers, Inc.                                35        1,842
  First Tennessee National Corp.                            38        1,198
  First Union Corp.                                        154        8,932
  Golden State Bancorp, Inc. (a)                           155        2,974
  Greenpoint Financial Corp.                               236        7,757
  Hibernia Corp.                                           360        6,001
  North Fork Bancorporation, Inc.                          304        6,040
  Northern Trust Corp.                                      83        6,121
  Peoples Heritage Financial Group, Inc.                   130        2,340
  Zions Bancorporation                                      90        4,749
                                                                   --------
                                                                     65,662
                                                                   --------

  Insurance Carriers - 3.8%
  MGIC Investment Corp.                                     70        2,714
  Orion Capital Corp.                                        5          174
  Protective Life Corp.                                     47        1,727
  SunAmerica, Inc.                                         236       16,666
  The Commerce Group, Inc.                                 110        3,795
  The First American Financial Corp.                        19          592
                                                                   --------
                                                                     25,668
                                                                   --------

  Nondepository Credit Institution - 0.7%
  Household International, Inc.                           130         4,739
                                                                   --------

  Security Brokers & Dealers - 1.6%
  Bear Stearns Cos., Inc.                                  65         2,320
  Franklin Resources, Inc.                                122         4,628
  Lehman Brothers Holdings, Inc.                          100         3,794
                                                                   --------
                                                                     10,742
                                                                   --------
---------------------------------------------------------------------------

MANUFACTURING - 29.2%
  Apparel - 1.4%
  Jones Apparel Group, Inc. (a)                           206         3,550
  Tommy Hilfiger Corp. (a)                                 92         4,258
  VF Corp.                                                 45         1,882
                                                                   --------
                                                                      9,690
                                                                   --------

  Chemicals & Allied Products - 3.4%
  Dura Pharmaceuticals, Inc. (a)                          133         1,604
  Ecolab, Inc.                                             41         1,237
  Goodrich (B.F.) Co.                                     168         6,030
  International Specialty Products, Inc. (a)              220         2,956
  NBTY, Inc. (a)                                          117           934
  Watson Pharmaceuticals, Inc. (a)                        184        10,246
                                                                   --------
                                                                     23,007
                                                                   --------

  Communications Equipment - 1.5%
  Comverse Technology, Inc. (a)                           175         8,050
  Harman International Industries, Inc.                    50         2,030
                                                                   --------
                                                                     10,080
                                                                   --------

  Electronic Components - 0.2%
  Dallas Semiconductor Corp.                               34         1,262
                                                                   --------

  Fabricated Metal - 0.8%
  Crane Co.                                               199         5,739
                                                                   --------

  Food & Kindred Products - 1.8%
  Interstate Bakeries Corp.                               303         7,589
  Philip Morris Co., Inc.                                  98         4,990
                                                                   --------
                                                                     12,579
                                                                   --------

  Furniture & Fixtures - 2.6%
  Furniture Brands International, Inc. (a)                187         4,021
  Herman Miller, Inc.                                     512        11,287
  Leggett & Platt, Inc.                                    88         2,052
                                                                   --------
                                                                     17,360
                                                                   --------

  Household Appliances - 1.2%
  Maytag Corp.                                            160         7,910
                                                                   --------

  Lumber & Wood Products - 0.6%
  Clayton Homes, Inc.                                     123         1,902
  Oakwood Homes Corp.                                     117         1,847
                                                                   --------
                                                                      3,749
                                                                   --------

  Machinery & Computer Equipment - 6.4%
  Diebold, Inc.                                           105         3,261
  Flowserve Corp.                                         112         2,016
  Ingersoll Rand Co.                                      137         6,918
  Storage Technology Corp. (a)                            141         4,715
  Sun Microsystems, Inc. (a)                              258        15,040
  Tyco International Ltd.                                  40         2,478
  Unisys Corp. (a)                                        250         6,656
  Varco International, Inc. (a)                           225         2,433
                                                                   --------
                                                                     43,517
                                                                   --------

  Measuring & Analyzing Instruments - 2.0%
  Biomet, Inc.                                            406        13,792
                                                                   --------

  Miscellaneous Manufacturing - 0.2%
  Callaway Golf Co.                                       120         1,307
                                                                   --------

  Paper Products - 2.0%
  Fort James Corp.                                        332        13,392
                                                                   --------

  Petroleum Refining - 0.5%
  Kerr-McGee Corp.                                         87         3,461
                                                                   --------

  Primary Metal - 1.4%
  Mueller Industries, Inc. (a)                            148         3,330
  Texas Industries, Inc.                                  134         3,950
  USX-US Steel Group                                       96         2,227
                                                                   --------
                                                                      9,507
                                                                   --------

  Printing & Publishing - 0.9%
  New York Times Co., Class A                             224         6,317
                                                                   --------

  Rubber & Plastic - 0.3%
  Wynn's International, Inc.                               96         1,803
                                                                   --------

  Stone, Clay, Glass & Concrete - 0.5%
  USG Corp. (a)                                            77         3,648
                                                                   --------

  Transportation Equipment - 1.5%
  Fleetwood Enterprises, Inc.                              83         2,677
  Harley-Davidson, Inc.                                   150         5,812
  Varlen Corp.                                             62         1,860
                                                                   --------
                                                                     10,349
                                                                   --------
---------------------------------------------------------------------------

MINING & ENERGY - 2.4%
  Oil & Gas Extraction - 1.3%
  Noble Drilling Corp. (a)                                156         2,685
  SEACOR SMIT, Inc. (a)                                   111         5,312
  Transocean Offshore, Inc.                                18           657
                                                                   --------
                                                                      8,654
                                                                   --------

  Oil & Gas Field Services - 1.1%
  BJ Services Co. (a)                                     160         3,272
  Schlumberger Ltd.                                        83         4,337
                                                                   --------
                                                                      7,609
                                                                   --------

RETAIL TRADE - 13.9%
  Apparel & Accessory Stores - 1.1%
  Ross Stores, Inc.                                       160         5,210
  TJX Companies, Inc.                                     130         2,454
                                                                   --------
                                                                      7,664
                                                                   --------

  Food Stores - 3.3%
  Kroger Corp. (a)                                        400        22,178
                                                                   --------

  General Merchandise Stores - 6.2%
  Costco Cos., Inc. (a)                                   345        19,590
  Federated Department Stores, Inc. (a)                   119         4,570
  Meyer (Fred), Inc. (a)                                  302        16,079
  Saks, Inc. (a)                                          114         2,598
                                                                   --------
                                                                     42,837
                                                                   --------

  Home Furnishings & Equipment - 0.9%
  CompUSA, Inc. (a)                                       435         6,036
                                                                   --------

  Miscellaneous Retail - 1.6%
  Office Depot, Inc. (a)                                  436        10,910
                                                                   --------

  Restaurants - 0.8%
  Brinker International, Inc. (a)                         212         5,128
                                                                   --------
---------------------------------------------------------------------------

SERVICES - 15.4%
  Business Services - 2.6%
  Omnicom Group, Inc.                                     289        14,287
  Robert Half International, Inc. (a)                      83         3,318
                                                                   --------
                                                                     17,605
                                                                   --------

  Computer Related Services - 1.7%
  Cadence Design Systems, Inc. (a)                        216         4,606
  Shared Medical Systems Corp.                             52         2,594
  StaffMark, Inc. (a)                                     140         2,459
  Wang Laboratories, Inc. (a)                              85         1,819
                                                                   --------
                                                                     11,478
                                                                   --------

  Computer Software - 4.6%
  Citrix Systems, Inc. (a)                                 65         4,607
  Compuware Corp. (a)                                     296        16,050
  J.D. Edwards & Co. (a)                                  120         3,930
  Keane, Inc. (a)                                          77         2,554
  Sterling Software, Inc. (a)                             165         4,331
                                                                   --------
                                                                     31,472
                                                                   --------

  Engineering, Accounting, Research & Management - 0.7%
  Paychex, Inc.                                           101         5,048
                                                                   --------

  Health Services - 5.8%
  Lincare Holdings, Inc. (a)                              431        17,229
  Total Renal Care Holdings, Inc. (a)                     505        12,373
  Universal Health Services, Inc., Class B (a)            199        10,206
                                                                   --------
                                                                     39,808
                                                                   --------
---------------------------------------------------------------------------

TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 10.6%
  Electric, Gas & Sanitary Services - 0.6%
  Sempra Energy                                           163         4,238

  Electric Services - 5.4%
  California Energy, Inc. (a)                             177         4,854
  Citizens Utilities Co.                                  375         3,375
  Dominion Resources, Inc.                                130         6,004
  Energy East Corp.                                       112         5,489
  Minnesota Power & Light Co.                             156         6,542
  Pinnacle West Capital Corp.                             152         6,673
  Utilicorp United, Inc.                                   54         1,955
  Washington Water Power Co.                               85         1,599
                                                                   --------
                                                                     36,491
                                                                   --------

  Gas Services - 1.1%
  Columbia Energy Group                                    63         3,646
  KN Energy, Inc.                                          78         3,861
                                                                   --------
                                                                      7,507
                                                                   --------
---------------------------------------------------------------------------

TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - CONT.
  Motor Freight & Warehousing - 1.4%
  CNF Transportation                                      283         8,552
  USFreightways Corp.                                      43         1,088
                                                                   --------
                                                                      9,640
                                                                   --------

  Sanitary Services - 0.2%
  Piedmont Natural Gas Co.                                 33         1,143
                                                                   --------

  Telecommunication - 1.5%
  Aliant Communications, Inc.                              10           282
  Century Telephone Enterprises, Inc.                      98         5,573
  Cincinnati Bell, Inc.                                   167         4,332
                                                                   --------
                                                                     10,187
                                                                   --------

  Transportation Services - 0.4%
  Expeditors International Washington, Inc.                85         2,883
                                                                   --------
---------------------------------------------------------------------------

WHOLESALE TRADE - 1.5%
  Durable Goods - 1.3%
  Patterson Dental Co. (a)                                 79         3,273
  Tech Data Corp. (a)                                     139         5,473
  Ultramed, Inc. (b)                                      450            (c)
                                                                   --------
                                                                      8,746
                                                                   --------

  Nondurable Goods - 0.2%
  AmeriSource Health Corp. , Class A (a)                   20         1,033
  Richfood Holdings, Inc.                                  35           621
                                                                   --------
                                                                      1,654
                                                                   --------

  TOTAL COMMON STOCKS (cost of $480,152)                            610,025
                                                                   --------

WARRANTS - 0.1%
---------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE
  Depository Institutions
  Golden State Bancorp                                    155           756
  (cost of $0)                                                     --------

  TOTAL INVESTMENTS (cost of $480,152)(d)                           610,781
                                                                   --------

SHORT TERM OBLIGATIONS - 11.6%                          PAR
---------------------------------------------------------------------------

  Repurchase agreement with ABN AMRO Chicago
  Corp., dated 10/30/98, due 11/02/98 at 5.38%
  collateralized by U.S. Treasury notes with
  various maturities to 2021, market value
  $80,040 (repurchase proceeds $79,094)               $79,059        79,059
                                                                   --------

OTHER ASSETS & LIABILITIES, NET - (1.4)%                           $ (9,204)
---------------------------------------------------------------------------

  NET ASSETS - 100%                                                $680,636
                                                                   --------

NOTES TO INVESTMENT PORTFOLIO:
---------------------------------------------------------------------------

<Fa>  Non-income producing.
<Fb>  Ultramed Inc. is a restricted security which was acquired on August
      14, 1987 at a cost of $450. The fair value is determined under the direction of the Trustees. This security represents 0.0% of the Fund's net assets at October 31, 1998.
<Fc>  Rounds to less than one.
<Fd>  Cost for federal income tax purposes is the same.


                      STATEMENT OF ASSETS & LIABILITIES
                              OCTOBER 31, 1998

(in thousands except for per share amounts and footnotes)


ASSETS
Investments at value (cost $480,152)                             $610,781
Short-term obligations                                             79,059
                                                                 --------
                                                                  689,840
                                                                 --------

Receivable for:
  Fund shares sold                                  $ 1,871
  Dividends                                             302
  Interest                                               26
  Foreign tax reclaims                                   4
Other                                                     9         2,212
                                                    -------      --------
      Total Assets                                                692,052

LIABILITIES
Payable for:
  Investments purchased                              10,399
  Fund shares repurchased                                94
Accrued:
  Deferred Trustees fees                                  2
Other                                                    71
                                                    -------
    Total Liabilities                                              11,416
                                                                 --------

NET ASSETS                                                       $680,636
                                                                 ========

Net asset value & redemption price per share -
Class A ($373,092/18,500)                                          $20.17(a)
                                                                 ========
Maximum offering price per share - Class A
($20.17/0.9425)                                                    $21.40(b)
                                                                 ========
Net asset value & offering price per share -
Class B ($295,025/15,075)                                          $19.57(a)
                                                                 ========
Net asset value & offering price per share -
Class C ($12,519/626)                                              $20.00(a)
                                                                 ========

COMPOSITION OF NET ASSETS
Capital paid in                                                  $520,892
Overdistributed net investment income                                 (39)
Accumulated net realized gain                                      29,154
Net unrealized appreciation                                       130,629
                                                                 --------
                                                                 $680,636
                                                                 ========

<Fa>  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
<Fb>  On sales of $50,000 or more the offering price is reduced.


See notes to financial statements.


                           STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED OCTOBER 31, 1998

(in thousands)

INVESTMENT INCOME
Dividends                                                         $ 4,600
Interest                                                            2,310
                                                                  -------
                                                                    6,910
                                                                  -------

EXPENSES
Management fee                                       $ 4,410
Service fee                                            1,544
Distribution fee - Class B                             1,837
Distribution fee - Class C                                41
Transfer agent                                         1,816
Bookkeeping fee                                          230
Registration fee                                          62
Custodian fee                                             15
Audit fee                                                 38
Trustees fee                                              33
Reports to shareholders                                   18
Legal fee                                                 20
Other                                                    172       10,236
                                                     -------      -------
      Net Investment Loss                                          (3,326)
                                                                  -------

NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
Net realized gain                                     33,364
Net change in unrealized appreciation                  1,599
                                                     -------
      Net Gain                                                     34,963
                                                                  -------

Increase in Net Assets from Operations                            $31,637
                                                                  =======


See notes to financial statements.


                     STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                    Year ended October 31
                                                ------------------------

INCREASE (DECREASE) IN NET ASSETS                 1998         1997(a)
Operations:
Net investment loss                             $ (3,326)     $  (1,292)
Net realized gain                                 33,364         50,191
Net unrealized appreciation                        1,599         65,661
                                                -----------------------
      Net Increase from Operations                31,637        114,560
Distributions:
From net realized gains - Class A                (30,679)       (31,180)
From net realized gains - Class B                (17,924)       (16,942)
From net realized gains - Class C                    (65)          ----
                                                -----------------------
                                                 (17,031)        66,438
                                                -----------------------
Fund Share Transactions:
Receipts for shares sold - Class A               103,672        138,708
Value of distributions reinvested - Class A       27,547         28,041
Cost of shares repurchased - Class A             (93,196)      (126,189)
                                                -----------------------
                                                  38,023         40,560
                                                -----------------------
Receipts for shares sold - Class B               167,327         92,343
Value of distributions reinvested - Class B       16,794         15,974
Cost of shares repurchased - Class B             (70,526)       (66,864)
                                                -----------------------
                                                 113,595         41,453
                                                -----------------------
Receipts for shares sold - Class C                14,450            562
Value of distributions reinvested - Class C           64           ----
Cost of shares repurchased - Class C              (1,663)            (9)
                                                -----------------------
                                                  12,851            553
                                                -----------------------
Net Increase from Fund Share Transactions        164,469         82,566
                                                -----------------------
      Total Increase                             147,438        149,004
NET ASSETS
Beginning of period                              533,198        384,194
                                                -----------------------
End of period (net of overdistributed
 net investment income of $39 and
 $11, respectively)                             $680,636      $ 533,198
                                                =======================

<Fa>  Class C shares were initially offered on August 1, 1997.


See notes to financial statements.

                     STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                    Year ended October 31
                                                  ---------------------
NUMBER OF FUND SHARES                               1998      1997(a)

Sold - Class A                                      4,899      7,894
Issued for distributions reinvested - Class A       1,391      1,707
Repurchased - Class A                              (4,457)    (7,117)
                                                    ----------------
                                                    1,833      2,484
                                                    ----------------
Sold - Class B                                      8,109      5,238
Issued for distributions reinvested - Class B         868        985
Repurchased - Class B                              (3,501)    (3,814)
                                                    ----------------
                                                    5,476      2,409
                                                    ----------------
Sold - Class C                                        677         28
Issued for distributions reinvested - Class C           3       ----
Repurchased - Class C                                 (81)        (1)
                                                    ----------------
                                                      599         27
                                                    ----------------

<Fa>  Class C shares were initially offered on August 1, 1997.
</FN


See notes to financial statements.


                              OCTOBER 31, 1998

NOTE 1. ACCOUNTING POLICIES
------------------------------------------------------------------------------

Organization: Colonial Select Value Fund (the Fund), a series of Colonial Trust III, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in middle capitalization equities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities, for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B and Class C distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B and Class C net investment income per share data reflects the distribution fee applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign currency transactions: Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividend and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Forward currency contracts: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
------------------------------------------------------------------------------

Management fee: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.70% annually of the Fund's average net assets.

Bookkeeping fee: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective October 1, 1997 and continuing through September 1998, the Transfer Agent fee was reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

Underwriting discounts, service and distribution fees: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended October 31, 1998 the Fund has been advised that the Distributor retained net underwriting discounts of $882,631 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $6,687, $376,630, and $3,805 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares. The plan also requires the payment of a service fee to the Distributor as follows:

  Value of shares outstanding on the
 20th of each month which were issued              Annual Fee Rate
 ------------------------------------              ---------------

      Prior to April 1, 1989                            0.15%
      On or after April 1, 1989                         0.25%


The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
------------------------------------------------------------------------------

Investment activity: During the year ended October 31, 1998, purchases and sales of investments, other than short-term obligations, were $247,411,104 and $184,762,427, respectively.

Unrealized appreciation (depreciation) at October 31, 1998, based on cost of investments for both financial statement and federal income tax purposes was:


      Gross unrealized appreciation                 $177,760,977
      Gross unrealized depreciation                  (47,131,588)
                                                    ------------
            Net unrealized appreciation             $130,629,389
                                                    ============

Other: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
------------------------------------------------------------------------------

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR off-shore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit for the year ended October 31, 1998.

NOTE 5. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
------------------------------------------------------------------------------

On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement for the Meeting. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 33,127,902 shares of beneficial interest. The votes cast at the Meeting were as follows:

                                                       Authority
                                          For          Withheld
                                          ---          ---------

To elect a Board of Trustees.
      Robert J. Birnbaum               16,686,761       739,630
      Tom Bleasdale                    16,686,761       739,630
      John Carberry                    16,687,811       738,580
      Lora S. Collins                  16,687,857       738,534
      James E. Grinnell                16,686,761       739,630
      Richard W. Lowry                 16,687,811       738,580
      Salvatore Macera                 16,687,811       738,580
      William E. Mayer                 16,687,811       738,580
      James L. Moody, Jr.              16,687,811       738,580
      John J. Neuhauser                16,687,857       738,534
      Thomas E. Stitzel                16,687,857       738,534
      Robert L. Sullivan               16,687,857       738,534
      Anne-Lee Verville                16,687,857       738,534


To amend fundamental investment policies regarding borrowing and lending.

                  For            Against            Abstain
                  ---            -------            -------

              12,636,379         712,965           1,022,318


To approve policies for a master fund/feeder fund structure.

                  For            Against            Abstain
                  ---            -------            -------

              12,519,469         789,836           1,062,360


FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                             Year ended October 31
                                      ------------------------------------
                                                      1998
                                      Class A        Class B       Class C
                                      -------        -------       -------

Net asset value -
  Beginning of period                 $ 20.430      $ 20.020      $ 20.410
                                      ------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)                 (0.047)       (0.199)       (0.201)
Net realized and
 unrealized gain                         1.637         1.599         1.641
                                      ------------------------------------
      Total from Investment
       Operations                        1.590         1.400         1.440
                                      ------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                 (1.850)       (1.850)       (1.850)
                                      ------------------------------------
Net asset value -
  End of period                       $ 20.170      $ 19.570      $ 20.000
                                      ====================================
Total return (b)                          7.95%         7.10%         7.17%
                                      ====================================

RATIOS TO AVERAGE NET ASSETS
Expenses (c)                              1.32%         2.07%         2.07%
Net investment loss (c)                  (0.23)%       (0.98)%       (0.98)%
Portfolio turnover                          32%           32%           32%
Net assets at end
 of period (000)                      $373,092      $295,025       $12,519

<Fa>  Per share data was calculated using average shares outstanding during the period.
<Fb>  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
<Fc>  The benefits derived from custody credits and directed brokerage arrangements had no impact.


                            FINANCIAL HIGHLIGHTS

      Selected data for a share of each class outstanding throughout each period are as follows:

                                           Year ended October 31
                                     --------------------------------------
                                                    1997
                                     Class A       Class B      Class C (a)
                                     -------       -------      -----------
Net asset value -
  Beginning of period                $ 18.040      $ 17.840      $ 19.860
                                     ------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income
 (loss) (b)                            (0.002)       (0.135)       (0.053)
Net realized and
 unrealized gain                        4.575         4.498         0.603(c)
                                     ------------------------------------
      Total from Investment
       Operations                       4.573         4.363         0.550
                                     ------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
 income                                   ---           ---           ---
In excess of net
 investment income                        ---           ---           ---
From net realized gains                (2.183)       (2.183)          ---
                                     ------------------------------------
Total Distributions
 Declared to Shareholders              (2.183)       (2.183)          ---
                                     ------------------------------------
Net asset value -
   End of period                     $ 20.430      $ 20.020      $ 20.410
                                     ====================================
Total return (d)                        28.29%        27.33%         2.77%(e)
                                     ====================================

RATIOS TO AVERAGE NET ASSETS
Expenses (f)                             1.03%         1.78%         1.81%(g)
Net investment income
 (loss) (f)                             (0.01)%       (0.76)%       (1.05)%(g)
Portfolio turnover                         63%         63%       63%
Net assets at end
 of period (000)                     $340,479      $192,161      $    558

<Fa>  Class C shares were initially offered on August 1, 1997.  Per share amounts reflect activity from that date.
<Fb>  Per share data was calculated using average shares outstanding during the period.
<Fc>  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
<Fd>  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
<Fe>  Not annualized.


                                                     Year ended October 31
                                       -------------------------------------------------
                                                1996                        1995
                                       Class A       Class B       Class A       Class B
                                       -------       -------       -------       -------
Net asset value -
  Beginning of period                  $ 16.140      $ 16.040      $ 14.020      $ 13.940
                                       --------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income
 (loss) (b)                               0.043        (0.081)        0.174         0.065
Net realized and
 unrealized gain                          3.162         3.129         3.326         3.317
                                       --------------------------------------------------
      Total from Investment
       Operations                         3.205         3.048         3.500         3.382
                                       --------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
 income                                  (0.042)       (0.005)       (0.165)       (0.067)
In excess of net
 investment income                       (0.023)       (0.003)          ---           ---
From net realized gains                  (1.240)       (1.240)       (1.215)       (1.215)
                                       --------------------------------------------------
Total Distributions
 Declared to Shareholders                (1.305)       (1.248)       (1.380)       (1.282)
                                       --------------------------------------------------
Net asset value -
  End of period                        $ 18.040      $ 17.840      $ 16.140      $ 16.040
                                       ==================================================
Total return (d)                          21.28%        20.31%        28.44%        27.50%
                                       ==================================================

RATIOS TO AVERAGE NET ASSETS
Expenses (f)                               1.17%         1.92%         1.12%         1.90%
Net investment income
 (loss) (f)                                0.25%        (0.50)%        1.24%         0.46%
Portfolio turnover                          100%          100%           92%           92%
Net assets at end
 of period (000)                       $255,911      $128,283      $194,393       $ 75,283

<Ff>  The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
<Fg>  Annualized.


Selected data for a share of each class outstanding throughout each period are as follows:

                                                   Year ended October 31
                                                   ---------------------
                                                            1994
                                                   Class A       Class B
                                                   -------       -------

Net asset value -
  Beginning of period                              $ 15.240      $ 15.180
                                                   ----------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income
 (loss) (a)                                           0.096        (0.008)
Net realized and
 unrealized gain                                      0.275         0.288
                                                   ----------------------
      Total from Investment
       Operations                                     0.371         0.280
                                                   ----------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
    income                                           (0.071)          ---
From net realized gains                              (1.520)       (1.520)
                                                   ----------------------
Total Distributions
 Declared to Shareholders                            (1.591)       (1.520)
                                                   ----------------------
Net asset value -
  End of period                                    $ 14.020      $ 13.940
                                                   ======================
Total return (b)                                       2.78%         2.12%
                                                   ======================

RATIOS TO AVERAGE NET ASSETS
Expenses                                               1.22%         1.97%
Net investment income (loss)                           0.69%        (0.06)%
Portfolio turnover                                      121%          121%
Net assets at end
 of period (000)                                   $160,495      $ 53,218

<Fa>  Per share data was calculated using average shares outstanding during the period.
<Fb>  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.


Federal Income Tax Information (unaudited)

73% of the ordinary income distribution distributed by the Fund in the year ended October 31, 1998 qualifies for the corporate dividends received deduction.

For the fiscal year ended October 31, 1998 the Fund earned $19,389,146 of long term capital gains of which none and $16,941,351 are 28% and 20% rate gains, respectively.


                      REPORT OF INDEPENDENT ACCOUNTANTS

        TO THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
                      COLONIAL SELECT VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Select Value Fund, (the "Fund") (a series of Colonial Trust III) at October 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998


                            Shareholder Services
                        to Make Investing Easier

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services directly at 1-800-345-6611.

Affordable Additional Investments: Add to your account with as little as $50 on most funds; $25 for an IRA account.

Free Exchanges(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

Easy Access to Your Money(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

One-Year Reinstatement Privilege: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

Fundamatic: Make periodic investments as low as $50 from your checking account to your Fund account.

Systematic Withdrawal Plan (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

Automated Dollar Cost Averaging: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

Retirement Plans: Choose from a broad range of retirement plans, including IRAs.

[FN]
<F1>  Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                               How to Reach Us
                             by Phone or by Mail

By Telephone

Customer Connection - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information        press  [1]
For account information                                         press  [2]
To speak to a service representative                            press  [3]
For yield and total return information                          press  [4]
For duplicate statements or new supply of checks                press  [5]
To order duplicate tax forms and year-end statements            press  [6]
(February through May)
To review your options at any time during your call             press  [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

Telephone Transaction Department -- 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

Literature -- 1-800-426-3750

To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

By Mail

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722


                         Shareholder Communications
                            to Keep You Informed

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

Transaction Confirmations: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

Quarterly Statements: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

Liberty Funds Distributor Investor Opportunities: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

Tax Forms and Year-End Tax Guide: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

Average Cost Basis Statements: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)


                   Important Information About this Report

The Transfer Agent for Colonial Select Value Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial Select Value Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Select Value Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.


                                  Trustees

Robert J. Birnbaum
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

Tom Bleasdale
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

John Carberry
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Solomon Brothers)

Lora S. Collins
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

James E. Grinnell
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corp.)

Salvatore Macera
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

William E. Mayer
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

James L. Moody, Jr.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

John J. Neuhauser
Dean, Boston College School of Management

Thomas E. Stitzel
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

Robert L. Sullivan
Retired Partner, KPMG Peat Marwick LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

Anne-Lee Verville
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

(LOGO)  LIBERTY
        COLONIAL * CRABBE HUSON * NEWPORT * STEIN ROE ADVISOR
        Liberty Funds Distributor, Inc. (C)1998
        One Financial Center, Boston, MA  02111-2621, 1-800-426-3750
        Visit us as www.libertyfunds.com     SV-02/218G-1198 (11/98)98/1333